INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JANUARY 17, 2025, TO THE PROSPECTUS
DATED AUGUST 28, 2024, OF:
Invesco BuyBack AchieversTM ETF (PKW)
(the “Fund”)
Effective February 3, 2025, the second paragraph under the section titled “Additional Information About the Fund’s Strategies and Risks—NASDAQ US BuyBack AchieversTM Index” in the Fund’s Statutory Prospectus is deleted in its entirety and replaced with the following:
The Underlying Index is rebalanced semi-annually as of market open on the first day of trading in August and February. At each semi-annual rebalance, securities’ eligibility for inclusion in the Underlying Index is evaluated based on data as of the last day of trading in June and December, respectively. The Underlying Index applies a float adjusted modified market capitalization weighting methodology. The Underlying Index is reweighted on a quarterly basis at market open on the first trading day of May, August, November, and February, based on a company’s most recent total shares outstanding and the closing price of the company’s stock on the last trading day in March, June, September, and December, respectively. The Underlying Index is reweighted such that the maximum weight of any component security does not exceed 5% of the Underlying Index. The excess weight of any security that otherwise exceeds 5% of the Underlying Index is distributed proportionally across the remaining component securities of the Underlying Index.
Please Retain This Supplement For Future Reference.
P-PKW-PRO-SUP 011725